UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2018
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C7

(Central Index Key Number 000 1724177)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

KeyBank National Association

(Central Index Key Number 0001089877)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-08	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 6.02.	Change of Servicer or Trustee.

On December 27, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C7, Commercial Mortgage Pass-Through Certificates, Series 2017-C7 (the “Certificates”).

The Mortgage Loan identified as the One State Street Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “One State Street Whole Loan”) that also includes five additional pari passu promissory notes and three subordinate promissory notes that are not assets of the Issuing Entity. The One State Street Whole Loan is being serviced and administered pursuant to a trust and servicing agreement, dated as of February 27, 2018 (the “NCMS 2018-OSS Trust and Servicing Agreement”) by and among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian, relating to the NCMS 2018-OSS securitization transaction into which the lead servicing companion loan is deposited.

The terms and conditions of the NCMS 2018-OSS Trust and Servicing Agreement applicable to the servicing of the One State Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 27, 2017; provided that the NCMS 2018-OSS transaction (i) will not have an operating advisor; and (ii) will have a risk retention consultation party entitled to non-binding consultation rights with respect to certain major decisions with respect to the One State Street Whole Loan. The NCMS 2018-OSS Trust and Servicing Agreement is attached hereto as Exhibit 4.1.

he Mortgage Loan identified as the Tryad Industrial & Business Center Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Tryad Industrial & Business Center Whole Loan”) that also includes six additional pari passu promissory notes. The Tryad Industrial & Business Center Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2018 (the “UBS 2018-C8 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the UBS 2018-C8 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the UBS 2018-C8 Pooling and Servicing Agreement applicable to the servicing of the Tryad Industrial & Business Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the

Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 27, 2017. The UBS 2018-C8 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Prime Finance CMBS B-Piece Holdco XV, LP, acting as a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (the “RR Certificates”).

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $45,637,461, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the closing date of the securitization relating to the Certificates (the “Closing Date”), there were no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Prospectus under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Trust and Servicing Agreement, dated as of February 27, 2018, by and among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2018, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2018	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: Executive Director
By:	/s/ David Schell
Name: David Schell Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Trust and Servicing Agreement, dated as of February 27, 2018, by and among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.	(E)
4.2	Pooling and Servicing Agreement, dated as of February 1, 2018, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)